UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2018

McDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

4424 West Sam Houston Parkway North Houston, Texas		77041
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 29, 2018, McDermott International, Inc. (“McDermott”) and Chicago Bridge & Iron Company N.V. (“CB&I”) issued a joint press release announcing that the registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (“SEC”) by McDermott and a subsidiary of CB&I has been declared effective as of 2:00 p.m. Eastern Daylight Time on March 29, 2018. The registration statement was filed in connection with the proposed combination of McDermott and CB&I. In addition, the press release announces that each of McDermott and CB&I have established record dates of April 4, 2018 and meeting dates of May 2, 2018 for the special meetings of their respective shareholders to seek certain approvals related to the proposed combination.

A copy of the press release referred to above is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

McDermott and CB&I caution that statements in this Current Report on Form 8-K which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact actual results of operations of McDermott, CB&I and the combined business. These forward-looking statements include, among other things, statements about the scheduled dates for the special meetings, the expected ownership in the combined company and the expected completion date of the combination. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: the ability of McDermott and CB&I to obtain the shareholder approvals necessary to complete the proposed combination, on the anticipated timeline or at all; the risk that a condition to the closing of the proposed combination may not be satisfied or that the proposed combination may fail to close, including as the result of any inability to obtain the financing for the combination; and the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed combination. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward looking statements. For a more complete discussion of these and other risk factors, please see each of McDermott’s and CB&I’s annual and quarterly filings with the SEC, including their respective annual reports on Form 10-K for the year ended December 31, 2017. This Current Report on Form 8-K reflects expectations as of the date hereof. Except to the extent required by applicable law, McDermott undertakes no obligation to update or revise any forward-looking statement.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, McDermott has filed a Registration Statement on Form S-4 with the SEC that includes (1) a joint proxy statement of McDermott and CB&I, which also will constitute a prospectus of McDermott and (2) an offering prospectus of McDermott Technology, B.V. to be used in connection with McDermott Technology, B.V.’s offer to acquire CB&I shares. The registration statement was declared effective by the SEC on March 29, 2018. McDermott and CB&I intend to mail a definitive joint proxy statement/prospectus to stockholders of McDermott and shareholders of CB&I. In addition, McDermott and McDermott Technology, B.V. intend to file a Tender Offer Statement on Schedule TO-T (the “Schedule TO”) with the SEC and soon thereafter CB&I intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the exchange offer. The exchange offer for the outstanding common stock of CB&I referred to in this document has not yet commenced. The solicitation and offer to purchase shares of CB&I’s common stock will only be made pursuant to the Schedule TO and related offer to purchase. This material is not a substitute for the joint proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that McDermott or CB&I have filed or may file with the SEC and send to McDermott’s and/or CB&I’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF CB&I AND MCDERMOTT TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY MCDERMOTT AND CB&I WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCDERMOTT, CB&I AND THE PROPOSED TRANSACTIONS.

Investors will be able to obtain free copies of the Registration Statement, joint proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by McDermott and CB&I with the SEC (when they become available) at http://www.sec.gov, the SEC’s website, or free of charge from McDermott’s website (http://www.mcdermott.com) under the tab, “Investors” and under the heading “Financial Information” or by contacting McDermott’s Investor Relations Department at (281) 870-5147. These documents are also available free of charge from CB&I’s website (http://www.cbi.com) under the tab “Investors” and under the heading “SEC Filings” or by contacting CB&I’s Investor Relations Department at (832) 513-1068.

Participants in Proxy Solicitation

McDermott, CB&I and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from McDermott’s and CB&I’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of McDermott is included in its annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, as amended by the annual report on Form 10-K/A, filed with the SEC on March 8, 2018. Information regarding the officers and directors of CB&I is included in its annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, as amended by the annual report on Form 10-K/A, filed with the SEC on March 22, 2018. Additional information regarding the persons who may be deemed participants and their interests will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

99.1	Press Release issued by McDermott International, Inc. dated March 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart A. Spence
Stuart A. Spence
Executive Vice President and Chief Financial Officer

Date: March 29, 2018